Summary Prospectus dated November 1, 2009

As revised January 22, 2010

Eaton Vance Tax-Managed Emerging Markets Fund

Class /Ticker     I / EITEX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund’s prospectus dated November 1, 2009 as revised January 22, 2010 and statement of additional information dated November 1, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s prospectus, statement of additional information, and other information about the Fund, go to http://funddocuments.eatonvance.com. Email a request to info@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current prospectus for this Fund.

Investment Objective

The Fund’s objective is to seek long-term, after-tax returns for its shareholders.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or time of redemption)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee (as a percentage of exchange price or amount redeemed or exchanged)	2.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.50%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.97%

(1)	These fees and expenses are not included in the Financial Highlights table, accordingly, Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average daily net assets indicated in the Financial Highlights table in the prospectus.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class I shares	$307	$534	$780	$1,487	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of companies located in emerging market countries, which are those considered to be developing. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital

International (MSCI) World Index. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts. The Fund invests in companies with a broad range of market capitalizations including smaller companies. The Fund is ordinarily exposed to over 30 emerging market countries at all times and invests in more than 500 stocks. More than 25% of the Fund’s total assets may be denominated in any single currency. The Fund may also invest directly in foreign currencies. The Fund may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants). The Fund may also invest in other investment vehicles and may lend its securities.

In managing the Fund, the portfolio managers seek to balance investment considerations and tax considerations. The portfolio managers look for stocks that will grow in value over time regardless of short-term market fluctuations by following a disciplined and systematic investment process that emphasizes diversification and allocation among countries, industries and issuers. Countries are selected based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). Within each country in which the Fund invests, the portfolio managers attempt to maintain exposure across the following five economic sectors: financial, industrial, consumer, utilities and natural resources. Within the five economic sectors, the portfolio managers select individual stocks based on such factors as liquidity and industry representation. A stock may be sold when the portfolio managers believe its relative weighting in the Fund has become excessive; for example, stocks of issuers in a particular sector or stocks of issuers located in a particular country may be sold if, due to strong outperformance, such sector’s or country’s relative weighting in the Fund exceeds targeted weights.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels.

Emerging Market Risk. Securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States or other developed countries, and as a result, Fund share values will be more volatile. Emerging market countries may have relatively unstable governments and economies based on only a few industries. Emerging market countries are subject to speculative trading which typically contributes to their volatility. Trading in emerging market countries may be expensive. The value of Fund shares will likely be particularly sensitive to changes in currency exchange rates and changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have similar risks, unsponsored receipts may also involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

Smaller Companies Risk. Smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group, or lack substantial capital reserves or an established performance record. There is generally less publicly available information about such companies than for larger, more established companies.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives is highly speculative and engaging in derivatives transactions for purposes other than hedging is speculative. The loss on derivatives transactions may substantially exceed the initial investment.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks Associated with Quantitative Management. The Fund relies on its investment adviser to achieve its investment objective. The investment adviser uses quantitative investment techniques and analyses in making investment decisions for the Fund, but there can be no assurance that these will achieve the desired results. The Fund’s strategy is highly dependent on a quantitatively-based tiered country weighting process, a structured sector allocation and a proprietary disciplined rebalancing model that generally has not been independently tested or otherwise reviewed. Securities and exposures selected using this proprietary strategy may be weighted differently than in capitalization-weighted indices and therefore may differ in relative contribution to performance.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The Fund’s performance shown below includes the performance of its predecessor registered investment company. On February 6, 2004, the Fund merged with PIMCO PPA Tax-Efficient Structured Emerging Markets Fund (the "Predecessor Fund"), which was a series of PIMCO Funds: Multi-Manager Series, and assumed its operating history and performance record. The performance for any period prior to February 6, 2004 is that of the Predecessor Fund. The returns in the bar chart do not reflect any purchase or redemption fees. If these fees were reflected, returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated information on the Fund’s performance can be obtained by visiting the Fund’s website at www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return was 32.77% for the quarter ended June 30, 1999, and the lowest quarterly total return was –29.94% for the quarter ended December 31, 2008. The Fund’s year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 59.69%.

Average Annual Total Return as of December 31, 2008	One Year	Five Years	Ten Years

Return Before Taxes	–51.96%	10.38%	12.71%
Return After Taxes on Distributions	–52.00%	10.08%	12.12%
Return After Taxes on Distributions and the Sale of Fund Shares	–33.33%	9.27%	11.23%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	–53.33%	7.66%	9.02%
S&P/IFCI Emerging Markets Index	–53.73%	8.72%	10.29%

The MSCI Emerging Markets Index is a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The S&P/IFCI Emerging Markets Index is an unmanaged index of common stocks traded in emerging markets and available to foreign investors. The Fund’s benchmark has been changed to the MSCI Emerging Markets Index because it was deemed by the portfolio managers to be a more appropriate primary benchmark for the Fund. (Source for the MSCI Emerging Markets Index and S&P/IFCI Emerging Markets Index: Lipper, Inc. and Bloomberg LP, respectively.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management

Investment Sub-Adviser. Parametric Portfolio Associates LLC ("Parametric")

Portfolio Managers

Thomas Seto, Vice President and Director of Portfolio Management at Parametric, has co-managed the Fund since 2007.

David Stein, Managing Director and Chief Investment Officer at Parametric, has co-managed the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653 or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $50,000 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (collectively, financial intermediaries), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4129-1/10 TMEMPSP	© 2010 Eaton Vance Management